BMTI Sports Medicine

NASDAQ:  BMTI

1

Investor Analyst Meeting

March 11, 2010

Hollinger+, 2008; Foster+, 2009

Injury

Platelets

TGF-ß

PDGF

FGF

EGF

VEGF

IGF

a-granules

Wound
Healing

Chemotaxis

Macrophages

Phagocytes

Progenitor Cells

Mitogenesis

Progenitor Cells

Angiogenesis

Vascular Smooth

Muscle Cells

Early Wound Healing
Mechanism of Repair for Bone and Soft Tissue

PDGF-BB is endogenously expressed in healing flexor tendons

(Ahlen+,1994; Brogi+,1994; Letson and Dahners,1994; Duffy+,1995; Banes+,1995; Batten+, 1996;
Harwood+,1999; Hildebrand+,1998;  Yoshikawa+,2001; Affleck+,2002; Bouletreau+,2002;
Tsubone+,2004; Weiler+,2004; Thomopoulos+,2005; Chan+,2006; Costa+,2006; Thomopoulos+,2007,
Sakiyama-Elbert+,2008; Thomopoulos+,2009; Thomopoulos+, 2010)

Repair Phase

Effect of Exogenous PDGF-BB

Inflammatory

      avß 3, a5ß 1, a2 ß1 integrins

VEGF

Fibroblastic/
Proliferative

 DNA

Type I Collagen

ECM Synthesis

 Collagen Crosslinks

PDGF-BB enhances function of injured ligaments and tendons
in vivo

Tendon Repair
Role of PDGF-BB in Tendon Wound Healing

BIOMIMETIC
THERAPEUTICS

BIOMIMETIC
THERAPEUTICS

UNIVERSITY OF MARYLAND
BALTIMORE

Union Memorial
Hospital
Experience Matters
MedStar Health

Normal and Diseased Human Primary
Tenocytes Respond to rhPDGF-BB

+1Courneya, J-P; 2Atamas, S P; 1 Attorri, R; 1Schon, L

+1Union Memorial Hospital, Baltimore, MD, and 2University of
Maryland School of Medicine, Baltimore, MD

+1Courneya, J-P; 2Atamas, S P; 1 Attorri, R; 1Schon, L

+1Union Memorial Hospital, Johns Hopkins, Baltimore, and 2University of Maryland School of Medicine, Baltimore

Objective was to investigate the potential role of
rhPDGF-BB on proliferation and chemotaxis of
healthy and diseased tenocytes

Tendinopathic tissue samples and corresponding
healthy tissue samples (Achilles, Posterior Tibialis
and Patella) were taken from consenting clinical
patients and cultured into primary cell lines

The results suggest that both healthy and diseased
tenocytes respond in a clinically favorable manner
to rhPDGF-BB.  While a laboratory study, these
results are potentially clinically relevant supporting
the use of rhPDGF-BB in acute and chronic tendon
applications.

Normal and Diseased Primary Human Tenocytes

Respond to rhPDGF-BB

Both healthy and diseased
tenocytes were shown to
increase proliferation and
migration in a dose-
dependent response to
rhPDGF-BB stimulation, with
proliferation increasing by up
to 10.7±0.5 fold and
migration by up to 4.0±
0.5 fold

BIOMIMETIC THERAPEUTICS

BIOMIMETIC THERAPEUTICS

HOSPITAL FOR SPECIAL SURGERY

Veterinary Medical Center

Colorado State

Evaluation of rhPDGF-BB in Combination
with a Flowable Collagen Matrix for the
Treatment of Acute Achilles Tendon Injury

1Hee, C K; 1Roden, C M; 1Wisner-Lynch, L A; 1Aguiar, D J; 2Dines, J S; 3Turner,
A S; 3Ruehlman, D L; 1Kestler, H K; 1Lynch, S E; 3McGilvray, K C; 3Lyons, A S;
3Puttlitz, C M; 3Santoni, B G

1BioMimetic Therapeutics, Franklin, TN; 2Hospital for Special Surgery,
New York, NY; 3Colorado State University, Fort Collins, CO

chee@biomimetics.com

Rerupture rates are high for the current repair treatments

(Leppilahti+, 1998; Maffulli, 1999)

Surgical Intervention

Conservative Treatment

Rerupture Rate

1 – 9%

8 – 39%

Achilles Tendon Repair
Clinical Need

Prolonged immobilization has negative effects on the rerupture rate

Current methods require varying periods of immobilization (3-8 weeks)

Shortening the immobilization time leads to better functional results but can increase the rerupture rate

Achilles Tendon Repair
Study Design

Hypothesis:

rhPDGF-BB combined with a collagen matrix in an acute ovine

Achilles tendon injury will improve the quality of the repaired tendon as assessed biomechanically and histologically after 8 weeks of healing.

Model:

Acute Achilles transection in skeletally mature sheep

Groups:

              Collagen Alone

                     Collagen + 150 µg rhPDGF-BB

              Collagen + 500 µg rhPDGF-BB

Analyses: Biomechanics (n=6/group);

    Histology (n=2/group)

A single Mason Allen stabilizing suture was placed

After transection, the flowable collagen + buffer/PDGF was
expressed between the transected tendon ends

Achilles Tendon Repair
Study Design

Dose-dependent increases were observed for the
biomechanical properties

Collagen+150 µg rhPDGF-BB was similar to matrix alone

Collagen+500 µg rhPDGF-BB compared to matrix alone

Biomechanical Property

500 µg compared to matrix alone

Ultimate Force

   57%

Stiffness

   45%

Energy to Failure

   90%

All groups showed good healing histologically

Repair tissue well integrated

Good collagen fiber alignment and orientation

No adverse events

Achilles Tendon Repair
Discussion

The results of this pilot study suggest that
rhPDGF-BB delivered in an injectable collagen
matrix has promise for the treatment of tendon
injuries

Achilles Tendon Repair
Conclusion

BIOMIMETIC THERAPEUTICS

BIOMIMETIC THERAPEUTICS

HOSPITAL FOR SPECIAL SURGERY

Veterinary Medical Center
Colorado State

Rotator Cuff Repair in an Ovine Model using a
Combination Product Comprised of rhPDGF-
BB and a Type I Bovine Collagen Matrix

1Hee, C K; 1Roden, C M; 1Wisner-Lynch, L A; 1Aguiar, D J; 2Dines, J S; 2Dines, D
M; 3Turner, A S; 3Ruehlman, D L; 1Kestler, H K; 1Lynch, S E; 3McGilvray, K C;
3Lyons, A S; 3Puttlitz, C M; 3Santoni, B G

1BioMimetic Therapeutics, Franklin, TN; 2Hospital for Special Surgery,
New York, NY; 3Colorado State University, Fort Collins, CO

chee@biomimetics.com

The Rotator Cuff is slow to heal

         Repair tendon must sit still for a long period of time over as large an area of the healing zone as possible

Healed rotator cuffs have better function

High persistent tear rates reported:  10-90%

(Boileau, JBJS 2005; Galatz, JBJS 2004; Frank, AJSM 2008)

Rotator Cuff Repair
Clinical Need

Ovine Model of Rotator Cuff Repair
Study Design

Study Hypothesis:

The application of rhPDGF-BB combined with a type I bovine collagen mesh will improve rotator cuff repair in an ovine model compared to fixation alone, as assessed biomechanically and histologically

Study Design:

Rotator Cuff Repair in skeletally mature sheep

Single row repair utilizing non-resorbable sutures

Mason-Allen knots via 3 bone tunnels

12 week endpoint

Groups:

Fixation alone (standard of care)

Collagen mesh alone

Collagen mesh +  75, 150, or 500 µg rhPDGF-BB

Analysis:

Biomechanics (n=9): load at failure

Histology (n=3) : collagen fiber alignment/orientation, Sharpey’s fibers

Hydrated
Mesh

Infraspinatus Tendon

Suture in

bone tunnel

RCR Histology
Increased Sharpey’s Fibers with 75 and 150 µg rhPDGF-BB

Bone

Bone

Bone

Bone

Bone

Bone

Tendon

Tendon

Tendon

Tendon

Tendon

Tendon

A

B

C

D

E

F

Normal Tendon

Standard of Care

0 µg rhPDGF-BB

75 µg rhPDGF-BB

150 µg rhPDGF-BB

500 µg rhPDGF-BB

Histology Score
4
3
2
1
0
Suture Only
Collagen + 0 µg rhPDGF-BB
Collagen + 75 µg rhPDGF-BB
Collagen + 150 µg rhPDGF-BB
Collagen + 500 µg rhPDGF-BB

Histology Outcomes
Increased Tendon Repair Quality with 75 and 150 µg rhPDGF-BB

Vascularity

Inflammation

Collagen

Fiber

Orientation

Collagen

Fiber

Density

Presence of

Sharpey’s

Fibers

Biomechanics – Load at Failure
Significant Increase in rhPDGF-BB Treated vs. Fixation Alone

Load at Failure

Groups

Newtons

p-value

Fixation Alone

910 ± 156

(N/A)

Mesh Only

1120 ± 157

(0.42)

Mesh + 75 µg rhPDGF-BB

1491 ± 224

(0.03)

Mesh + 150 µg rhPDGF-BB

1487 ± 228

(0.03)

Mesh + 500 µg rhPDGF-BB

677 ± 105

(0.37)

    Failure Mode

Groups (n=9)

Bony Avulsion

Repair Tissue

Fixation Alone

0 (0%)

9/9 (100%)

Mesh Only

0 (0%)

9/9 (100%)

Mesh + 75 µg rhPDGF-BB

6/9 (67%)

3/9 (33%)

Mesh + 150 µg rhPDGF-BB

5/9 (56%)

4/9 (44%)

Mesh + 500 µg rhPDGF-BB

0 (0%)

9/9 (100%)

Ovine Rotator Cuff Repair
rhPDGF-BB Positively Impacts Tendon-to-Bone Healing

The results of this study indicate that rhPDGF-BB
delivered in a collagen mesh positively impacts
rotator cuff repair

These data, presented at the 2010 Orthopedic
Research Society (ORS) meeting provide strong
support for the initiation of clinical trials utilizing
rhPDGF-BB in sports medicine applications